EXHIBIT 99.3
                                                                    ------------

                        PPL CORPORATION AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONSOLIDATED INFORMATION
                  --------------------------------------------

The pro forma information that follows is presented to give effect to the acquisition of Mirant Corporation's 49% indirect equity interest in Western Power Distribution Holdings Limited and WPD Investment Holdings Limited (together, "WPD") on the income statements of PPL. The pro forma results are based on assumptions set forth below, as well as in the Notes to Unaudited Pro Forma Consolidated Financial Information, and are not necessarily indicative of the results of operations which would actually have occurred if the transactions had occurred in such periods, or which may exist or occur in the future.

The WPD acquisition is described in Item 2 of this Current Report on Form 8-K/A, of which this Exhibit 99.3 is a part. The acquisition was completed on September 6, 2002.

Pro forma adjustments are provided to the consolidated income statements of PPL for the nine months ended September 30, 2002, and for the twelve months ended December 31, 2001. The adjustments are to the income statements filed in PPL's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and in its Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma adjustments assume that the acquisition was consummated at the beginning of the income statement periods.

The PPL pro forma income statement for the nine months ended September 30, 2002 includes the operating results of WPD for the nine months ended August 31, 2002. The PPL pro forma income statement for the twelve months ended December 31, 2001 includes the operating results of WPD for the twelve months ended November 30, 2001. This treatment is consistent with PPL's policy of recording results of its international operations on a lag basis.

The September 30, 2002 Balance Sheet filed in PPL's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 included the consolidation of the accounts of WPD. Because the accounts have already been consolidated, there is no presentation of a pro forma balance sheet in this Current Report on Form 8-K/A.

The Notes to Unaudited Pro Forma Consolidated Financial Information provide additional descriptions of the adjustments to the income statements. The pro forma financial information should be read in conjunction with the reports of PPL as noted above, as well as the audited financial statements of Western Power Distribution Holdings Limited and WPD Investment Holdings Limited for the year ended March 31, 2002. These financial statements are included as Exhibit 99.1 and Exhibit 99.2 in this Current Report on Form 8-K/A.


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


PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Millions of Dollars, except per share data)

                                                                           PRO FORMA    NOTE
                                                            AS REPORTED   ADJUSTMENTS   REF    AS ADJUSTED
                                                            -----------   -----------   ----   -----------
OPERATING REVENUES
  Utility................................................... $  2,774                           $  2,774
  Unregulated retail electric and gas.......................      137                                137
  Wholesale energy marketing................................      693                                693
  Net energy trading margins................................       21                                 21
  Energy related businesses.................................      430                                430
                                                             --------      --------             --------
  Total.....................................................    4,055                              4,055
                                                             --------      --------             --------
OPERATING EXPENSES
  Operation
    Fuel....................................................      435                                435
    Energy purchases........................................      619                                619
    Other...................................................      596                                596
    Amortization of recoverable transition costs............      165                                165
  Maintenance...............................................      216                                216
  Depreciation..............................................      269                                269
  Taxes, other than income..................................      172                                172
  Energy related businesses.................................      439                                439
  Other charges
    Write-down of international energy projects.............      100                                100
    Workforce reduction.....................................       75                                 75
                                                             --------      --------             --------
  Total.....................................................    3,086                              3,086
                                                             --------      --------             --------

OPERATING INCOME............................................      969                                969
Other Income - net..........................................       18                                 18
Interest Expense............................................      423      $      4      1)          427
                                                             --------      --------             --------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST............      564            (4)                 560
Income Taxes................................................      194                    2)          194
Minority Interest...........................................       76           (72)     3)            4
                                                             --------      --------             --------

INCOME BEFORE DIVIDENDS AND DISTRIBUTIONS ON PREFERRED
 SECURITIES.................................................      294            68                  362

Dividends and Distributions - Preferred Securities..........       52                                 52
                                                             --------      --------             --------

INCOME FROM CONTINUING OPERATIONS........................... $    242      $     68             $    310
                                                             ========      ========             ========

EARNINGS PER SHARE OF COMMON STOCK FROM CONTINUING
 OPERATIONS
  Basic..................................................... $   1.63      $   0.46             $   2.09
  Diluted................................................... $   1.63      $   0.46             $   2.08

AVERAGE COMMON SHARES OUTSTANDING (THOUSANDS)...............  148,758                            148,758


       See Notes to Unaudited Pro Forma Consolidated Financial Information


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


PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Millions of Dollars, except per share data)

                                                                           PRO FORMA    NOTE
                                                            AS REPORTED   ADJUSTMENTS   REF    AS ADJUSTED
                                                            -----------   -----------   ----   -----------
OPERATING REVENUES
  Wholesale energy marketing and trading.................... $  3,357                           $  3,357
  Retail electric and gas...................................    1,712      $    550      4)        2,262
  Energy related businesses.................................      656           (51)     5)          605
                                                             --------      --------             --------
  Total.....................................................    5,725           499                6,224
                                                             --------      --------             --------
OPERATING EXPENSES
  Operation
    Fuel....................................................      602                                602
    Energy purchases........................................    1,526                              1,526
    Other...................................................      755            31      4)          786
    Amortization of recoverable transition costs............      251                                251
  Maintenance...............................................      269            59      4)          328
  Depreciation..............................................      254           105      4)          359
  Taxes, other than income..................................      155            39      4)          194
  Energy related businesses.................................      572             6      4)          578
  Other charges
    Write-down of international energy projects.............      336                                336
    Cancellation of generation projects.....................      150                                150
                                                             --------      --------             --------
  Total.....................................................    4,870           240                5,110
                                                             --------      --------             --------

OPERATING INCOME............................................      855           259                1,114
Other Income - net..........................................       12            26      4)           38
                                                             --------      --------             --------

INCOME BEFORE INTEREST EXPENSE..............................      867           285                1,152
Interest Expense............................................      387           139      1)          526
                                                             --------      --------             --------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST............      480           146                  626
Income Taxes................................................      261            79      2)          340
Minority Interest...........................................       (2)                                (2)
                                                             --------      --------             --------

INCOME BEFORE DIVIDENDS ON PREFERRED SECURITIES.............      221            67                  288

Dividends - Preferred Securities............................       52             7      4)           59
                                                             --------      --------             --------

INCOME FROM CONTINUING OPERATIONS........................... $    169      $     60             $    229
                                                             ========      ========             ========

EARNINGS PER SHARE OF COMMON STOCK FROM CONTINUING
 OPERATIONS
  Basic..................................................... $   1.16      $   0.41             $   1.57
  Diluted................................................... $   1.15      $   0.41             $   1.56

AVERAGE COMMON SHARES OUTSTANDING (THOUSANDS)...............  145,974                            145,974


       See Notes to Unaudited Pro Forma Consolidated Financial Information


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


PPL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

INCOME STATEMENT ADJUSTMENTS:
-----------------------------

1) The cost of the WPD acquisition, $236 million, was financed through commercial paper issued by an affiliate of PPL. For purposes of calculating the pro forma information, an interest rate of 2.0% and 4.3% were assumed for the nine months ended September 30, 2002 and for the twelve months ended December 31, 2001, respectively. The twelve-month period also includes $129 million of interest expense included in WPD's results.

2) Giving effect to the acquisition of Mirant's interest in WPD as of the beginning of the periods, U.S. income taxes were not provided on undistributed earnings of WPD as such earnings are deemed permanently reinvested. The pro forma results reflect the incremental U.S. income taxes that would have been payable with respect to WPD had a tax return for those periods been prepared, offset by the U.S. federal income tax benefit on the interest expense incurred on commercial paper borrowings. The incremental U.S. income taxes associated with the additional earnings from WPD were $1 million for the nine months ended September 30, 2002 and $20 million for the year ended December 31, 2001.

3) The September 30, 2002 Income Statement filed in PPL's Form 10-Q provided for the consolidation of WPD's results of operations as of January 1, 2002. The minority interest account represented Mirant's 49% interest in WPD. This proforma adjustment is made to reverse Mirant's share of WPD earnings, thereby, reflecting PPL's 100% ownership of WPD.

4) Represents WPD's U.S. GAAP results for the twelve months ended November 30, 2001. An average interbank exchange rate of 1.4799 was assumed for the period.

5) Includes WPD's U.S. GAAP results for the twelve months ended November 30, 2001, less PPL's equity earnings in WPD of $91 million prior to the acquisition.


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